UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:

811-23407

YieldStreet Alternative Income Fund Inc.

(Exact Name of Registrant as Specified in the Charter)

300 Park Avenue, 15th Floor
New York, NY 10022
(Address of Principal Executive Offices)

(844) 943-5378
(Registrant’s Telephone Number, Including Area Code)

Ivor C. Wolk, Esq.

General Counsel
YieldStreet Alternative Income Fund Inc.
300 Park Avenue, 15th Floor
New York, NY 10022
(Name and address of agent for service)

COPIES TO:

Nicole Simon, Esq.
Stradley Ronon Stevens & Young, LLP
100 Park Avenue, Ste. 2000
New York, NY 10017
Tel: (212) 812-4137

Date of Fiscal Year End: December 31

Date of Reporting Period: January 1, 2024 – June 30, 2024

Item 1. Reports to Stockholders.

(a)           The Report to Stockholders is attached herewith.

Yieldstreet

Yieldstreet Alternative Income Fund, Inc.

(formerly Yieldstreet Prism Fund, Inc.)

Semi
Annual Report

2024

Yieldstreet

Yieldstreet Alternative Income Fund, Inc.

Copyright © 2024 Yieldstreet Alternative Income Fund, Inc.
All Rights Reserved

YieldStreet Alternative Income Fund	Management Discussion of Fund Performance
June 30, 2024 (Unaudited)
Dear Stockholders,

We would like to start by saying thank you for your interest in the Yieldstreet Alternative Income Fund Inc. (the “Fund”). We appreciate the trust and confidence you have placed with us through your investment. Below you’ll find the semi-annual report, which covers the six-month period ended June 30, 2024.

Fund Performance

For the six-month period ended June 30, 2024, the Fund posted a total return of 4.47%, compared to the -0.71% return of the Bloomberg Barclays US Aggregate Bond Index and 2.72% of the S&P U.S. High Yield Corporate Bond Index.

The Fund is not managed to any specific benchmark and the indices listed above are for reference purposes only.

Fund Update

Investors are grappling with a number of shared challenges: with inflation rates elevated relative to normal market conditions, there’s a need to seek higher returns to protect purchasing power over time. We believe finding alpha in traditional stocks and bonds has become increasingly difficult, especially after last year’s bond market downturn, pushing investors to look for more stable portfolio options. Additionally, the demand for reliable income remains a top concern for the Fund.

Alternatives are increasingly recognized as crucial for investors to meet their long-term goals. This is evident as investors continue to boost their allocation to private markets, where the illiquid nature of these investments demonstrates value on a risk-adjusted basis and the illiquidity premium associated with alternative investments.

Looking back at the first half of this year, the real estate market faced challenges due to high interest rates and above-target inflation, which continues to strain the commercial real estate sector. Transaction volumes have declined, and we expect continued volatility in certain asset classes, with valuations likely to be affected. In the private credit space, we've observed spreads tightening across both public and private markets. We see additional opportunities in asset-based lending and consider it a key area for diversifying the private credit portion of portfolios while maintaining a focus on strong sponsors.

The Fund's performance was bolstered by our diverse underlying exposures. Investments in private credit, aviation, and real estate equity were the top contributors to returns during the first half of the fiscal year. Additionally, the Fund benefited from capital being allocated to income-generating assets. Throughout the first half of the year, the Fund added positions in over 16 investments, leading to increased exposure to both the real estate and private credit asset classes, with the portfolio evenly balanced between these two asset classes. The Fund's investment sub-adviser, Prytania Investment Advisors LLP ("Prytania") manages a segment of securitized credit securities, particularly collateralized loan obligations (CLO)1. This securitized segment focuses on the liquid portion of the portfolio, where we continue to seek high-quality investment opportunities while deploying capital strategically across the credit spectrum.

2	www.yieldstreetalternativeincomefund.com

YieldStreet Alternative Income Fund	Management Discussion of Fund Performance
June 30, 2024 (Unaudited)

We continue to have strong conviction in longer-dated assets and assets that we believe exhibit strong risk-adjusted returns. Yieldstreet’s investment team has been selective in deploying capital in assets that fit the risk and return profile of the Fund and provide what we believe to be attractive income profiles. Looking forward, we believe the current macroeconomic backdrop has enhanced the yield and risk-adjusted return profile for income generating private market investments. Each of the Fund’s allocations to these asset classes is expected to support our investment strategy, and we believe they are well positioned to perform in varied market environments.

Sincerely,

Yieldstreet

[1]	A collateralized loan obligation (CLO) is an actively managed securitized product backed by a highly diversified pool of leveraged loans.

Performance quoted herein represents past performance, which is not a guarantee of future results. Returns for periods greater than one year are annualized. All investing involves risk, including the loss of principal. Investment returns and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than the returns quoted herein.

Investors should carefully consider the investment objectives, risks, charges and expenses of the YieldStreet Alternative Income Fund before investing. The prospectus for the YieldStreet Alternative Income Fund contains this and other information about the Fund and can be obtained by emailing investments@yieldstreetalternativeincomefund.com or by referring to www.yieldstreetalternativeincomefund.com. The prospectus should be read carefully before investing in the Fund.

Investments in the Fund are not bank deposits (and thus not insured by the FDIC or by any other federal governmental agency) and are not guaranteed by Yieldstreet or any other party.

The securities described in the prospectus are not offered for sale in the states of Nebraska or North Dakota or to persons resident or located in such states. No subscription for the sale of Fund shares will be accepted from any person resident or located in Nebraska or North Dakota.

An investment in the Fund is not suitable for investors that require short-term liquidity. The Fund’s shares have no history of public trading, are not publicly traded, and you should not expect to be able to sell your shares regardless of how the Fund performs. The Fund’s shares are currently not listed on any securities exchange and there is no expectation that a secondary market for the Fund’s shares will develop in the future. Pursuant to its Share Repurchase Program, the Fund intends to periodically repurchase shares from the Fund’s investors, subject to the discretion of the Fund’s Board of Directors, but only a limited number of shares will be eligible for repurchase by the Fund.

Semi-Annual Report | June 30, 2024	3

YieldStreet Alternative Income Fund	Fund Overview
June 30, 2024 (Unaudited)

Average Annual Total Returns (as of June 30, 2024)

						Since
	1 Month	Quarter	6 Month	1 Year	3 Year	Inception*
YieldStreet Alternative Income
Fund Inc. – NAV	1.55%	2.56%	4.47%	7.06%	6.21%	6.14%
Bloomberg Barclays US
Aggregate Bond Index**	0.95%	0.07%	-0.71%	2.63%	-3.02%	-2.17%
S&P U.S. High Yield
Corporate Bond Index**	0.92%	1.21%	2.72%	10.27%	1.47%	4.61%

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or repurchased, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month-end is available by calling 1-844-943-5378 or by visiting www.yieldstreetalternativeincomefund.com.

*	Fund’s inception date is March 9, 2020.

**	The Bloomberg Barclays US Aggregate Bond Index measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, fixed-rate agency MBS, ABS and CMBS. The S&P U.S. High Yield Corporate Bond Index measures the performance of U.S. dollar-denominated, high-yield corporate bonds issued by companies whose country of risk use official G-10 currencies, excluding those countries that are members of the United Nations Eastern European Group. Qualifying securities must have a below-investment-grade rating and maturities of one or more months. The Bloomberg Barclays US Aggregate Bond Index and S&P US High Yield Corporate Bond Index are not adjusted to reflect sales changes, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The Indices are unmanaged and unlike the Fund, it is not affected by cash flow. It is not possible to invest directly in the Indices.

For illustrative purposes only. All figures represent past performance and are not indicative of future results. No investment strategy can guarantee performance results.

Total returns are based on changes in NAV. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses.

Total return assumes the reinvestment of all distributions.

4	www.yieldstreetalternativeincomefund.com

YieldStreet Alternative Income Fund	Fund Overview
June 30, 2024 (Unaudited)

Performance of $10,000 Initial Investment (as of June 30, 2024)

The graph shown above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Top Ten Holdings (as a % of Net Assets)*

YS AVN-AVT V LLC	10.06%
Octane Lending Inc.	9.41%
Urban Standard Capital, LLC (199 Chrystie)	6.58%
Choice Hotels Cheyenne	5.15%
Invictus Real Estate Partners	5.13%
Keystone -Villa Fifty2	4.66%
GoldenTree Loan Management US CLO 5, Ltd. Series 2021-5A	4.33%
Harrison Yards Project	4.08%
Lending Point	4.05%
A10 Capital, LLC	3.90%
Top Ten Holdings	57.35%

Portfolio Composition (as a % of Net Assets)*

First-Lien Senior Secured Term loans	44.80%
Preferred Equity	15.85%
Collateralized Loan Obligations	15.44%
Corporate Bond	13.31%
Money Market Mutual Funds	9.57%
Investments in Investee Funds	8.79%
Commercial Mortgage-Backed Securities	5.18%
Equity	4.05%
Unsecured Debt	1.63%
Other Liabilities in excess of Assets	-18.62%
Total	100.00%

*            Holdings are subject to change and may not reflect the current or future position of the portfolio.

Semi-Annual Report | June 30, 2024	5

YieldStreet Alternative Income Fund	Consolidated Schedule of Investments
June 30, 2024 (Unaudited)

		Reference
		Rate &		Par
	Rate	Spread(a)	Maturity Date	Amount/Shares	Value
UNSECURED DEBT -1.63%
SUPPLY CHAIN FINANCE -1.63%(b)
Raistone Purchasing LLC -First Brands T14(c)(d)	N/A	N/A	10/30/2024	$2,089,740	$2,089,740
Total Supply Chain Finance					2,089,740

Total Unsecured Debt (Cost $2,089,740)					2,089,740

CORPORATE BOND -13.31%
Commercial Real Estate -13.31%
A10 Capital, LLC, Series 2023-GTWY(c)(d)	13.84%	1M SOFR + 8.50%	04/15/2040	3,000,000	3,000,420
A10 Capital, LLC, Series 2023-GTWY(c)(d)	12.59%	1M SOFR + 7.25%	04/15/2040	2,000,000	2,000,400
Octane Lending Inc.(c)(d)	20.00%	N/A + –%	12/31/2049	6,208,037	6,247,718
Octane Lending Inc.(c)(d)	20.00%	20.00%	09/30/2025	5,823,036	5,823,035
Total Corporate Bond					17,071,573

Total Corporate Bond (Cost $17,031,073)					17,071,573

COMMERCIAL MORTGAGE-BACKED SECURITIES -5.18%(c)
MSC A Mtge, Series 2021-ILP	6.23%	1M SOFR + 0.89%	11/15/2036	2,461,859	2,427,016
MSC C Mtge, Series 2021-ILP	6.83%	1M SOFR + 1.49%	11/09/2024	1,993,408	1,963,393
TTN B Mtge, Series 2021-MHC	6.55%	1M SOFR + 1.21%	03/15/2026	2,267,663	2,248,764
Total Commercial Mortgage-Backed Securities					6,639,173

Total Commercial Mortgage-Backed Securities (Cost $6,578,640)					6,639,173

COLLATERALIZED LOAN OBLIGATIONS -15.44%
OTHER ABS -15.44%
Ares XLI Clo, Ltd., Series 2021-41A(c)	12.33%	TSFR3M + 7.01%	04/15/2034	825,000	831,651
CIFC Funding 2021-V, Ltd., Series 2021-5A(c)	12.08%	TSFR3M + 6.76%	07/15/2034	1,416,560	1,434,518
Dryden 65 CLO, Ltd., Series 2018-65A(c)	8.68%	TSFR3M + 3.36%	07/18/2030	1,500,000	1,497,159
Dryden 94 CLO, Ltd., Series 2022-94A(c)	12.42%	TSFR3M + 7.10%	07/15/2037	1,500,000	1,470,302
Galaxy XXII CLO, Ltd., Series 2021-22A(c)	12.08%	TSFR3M + 6.76%	04/16/2034	1,144,562	1,154,397
GoldenTree Loan Management
US CLO 3, Ltd., Series 2018-3A(c)	8.43%	TSFR3M + 3.11%	04/20/2030	1,000,000	1,008,126

See Notes to Consolidated Financial Statements.

6	www.yieldstreetalternativeincomefund.com

YieldStreet Alternative Income Fund	Consolidated Schedule of Investments
June 30, 2024 (Unaudited)

		Reference
		Rate &		Par
	Rate	Spread(a)	Maturity Date	Amount/Shares	Value
GoldenTree Loan Management
US CLO 5, Ltd., Series 2021-5A(c)	8.73%	TSFR3M + 3.41%	10/20/2032	$5,500,000	$5,552,101
KKR CLO 28, Ltd., Series 2024-28A(c)	12.72%	TSFR3M + 7.40%	02/09/2035	1,000,000	1,012,499
Madison Park Funding LII, Ltd., Series 2021-52A(c)	8.73%	TSFR3M + 3.41%	01/22/2035	450,000	450,727
Monroe Capital MML CLO VII, Ltd., Series 2018-2A(c)	12.83%	TSFR3M + 7.51%	11/22/2030	540,000	541,364
Venture 43 CLO, Ltd., Series 2021-43A(c)	12.73%	TSFR3M + 7.41%	04/15/2034	3,000,000	2,852,376
Venture XXVIII CLO, Ltd., Series 2017-28A(c)	9.58%	TSFR3M + 4.26%	07/20/2030	2,000,000	2,000,102
Total Other ABS					19,805,322

Total Collateralized Loan Obligations (Cost $19,578,204)					19,805,322

FIRST-LIEN SENIOR SECURED TERM LOANS -44.81%
ART -2.18%
Colette Capital LLC(c)(d)	12.50%	N/A + –%	07/17/2026	2,800,000	2,798,387
Total Art					2,798,387

AUTO -2.26%
Everberg Capital, LLC(c)(d)	9.50%	1M SOFR (1.00% Floor) + 8.50%	05/23/2028	2,902,734	2,902,797
Total Auto					2,902,797

COMMERCIAL REAL ESTATE -12.12%(c)
Bridge -4.08%(e)
Harrison Yards Project(d)	19.33%	1M SOFR + 16.40% Cash, 2.68% PIK (0.25% Floor) + –%	06/30/2024	4,000,000	5,236,968
Hotel -6.48%
BIH Owner, LLC(d)(e)	10.50%	7.00% Cash + 3.50% PIK	07/31/2024	1,464,401	1,699,265
Choice Hotels Cheyenne(d)(f)	9.75%	N/A + –%	08/31/2025	6,625,000	6,609,220
Shopping Centers -1.56%
Avatar (SIC Leed Civic Plaza) TL(d)	9.25%	9.25%	02/01/2025	2,000,000	1,999,598
Total Commercial Real Estate					15,545,051

RESIDENTIAL REAL ESTATE -28.24%
Condominium Inventory -28.24%
Edgewater(c)(d)	N/A	N/A	07/01/2025	4,671,176	4,671,176

See Notes to Consolidated Financial Statements.

Semi-Annual Report | June 30, 2024	7

YieldStreet Alternative Income Fund	Consolidated Schedule of Investments
June 30, 2024 (Unaudited)

		Reference
		Rate &		Par
	Rate	Spread(a)	Maturity Date	Amount/Shares	Value
Invictus Real Estate Partners(c)(d)	17.88%	1M SOFR (0.10% Floor) + 13.13%	12/31/2024	$6,919,254	$6,574,919
Keystone -Villa Fifty2(c)(d)	7.74%	7.74%	12/01/2024	6,000,000	5,976,588
Merrick Parc(c)(d)	6.00%	1M SOFFR + 0.67% , (6.00% Floor)	05/30/2025	2,264,398	2,263,484
Quadrant Finance Partners(c)(d)	17.88%	17.88%	08/31/2028	3,600,000	3,661,638
Urban Standard Capital, LLC(c)(d)	13.75%	PRIME + 5.25%	02/01/2024	7,050,300	8,440,667
UsinaCoruripe Acucar e		SOFR3M +
Alcool(c)(d)	12.71%	7.39%	09/30/2025	4,622,907	4,624,037
Total Residential Real Estate					36,212,509

Total First-Lien Senior Secured Term Loans (Cost $57,122,919)					57,458,744

EQUITY -4.05%
Consumer Loans -4.05%
Lending Point(c)(d)(g)(h)	N/A	N/A	N/A	5,397,513	$5,196,521
Total Consumer Loans					5,196,521

Total Equity (Cost $4,927,303)					5,196,521

INVESTMENTS IN INVESTEE FUNDS -8.79%
Asset Management -2.82%
Blue Owl Credit Income Corp.(c)(d)(g)	N/A	N/A	N/A	378,855	3,610,485
Total Asset Management					3,610,485

Legal -5.97%
9RPJ1 Partners, LP(c)(d)(f)(g)(h)	N/A	N/A	N/A	5,317,643	4,648,477
BWA20C(c)(d)(g)(h)	N/A	N/A	N/A	3,300,000	3,008,882
Total Legal					7,657,359

Total Investments in Investee Funds (Cost $9,751,640)					11,267,844

PREFERRED EQUITY -15.85%(c)
Consumer -2.33%
Multi-family -2.34%
EH YS Purchaser I LLC(d)(g)(h)	N/A	N/A	N/A	2,991,477	2,988,399
Total Consumer					2,988,399

Residential Real Estate -13.52%
Aviation -10.06%
YS AVN-AVT V LLC(d)(h)(i)	N/A	N/A	N/A	11,542,862	12,906,126
Multi-family -3.46%
YS PP REQ I Hines Park, LLC(d)(h)(j)	N/A	N/A	N/A	2,000,000	2,209,763

See Notes to Consolidated Financial Statements.

8	www.yieldstreetalternativeincomefund.com

YieldStreet Alternative Income Fund	Consolidated Schedule of Investments
June 30, 2024 (Unaudited)

		Reference
		Rate &		Par
	Rate	Spread(a)	Maturity Date	Amount/Shares	Value
YS PP REQ II Southgate Apartments, LLC(d)(h)(k)	N/A	N/A	N/A	$2,000,000	$2,222,338
Total Residential Real Estate					17,338,227

Total Preferred Equity (Cost $18,534,338)					20,326,626

			7-Day Yield	Shares
MONEY MARKET MUTUAL FUNDS -9.57%(l)(m)
SEI Government Fund, Class F (SEOXX)			5.21%	12,278,861	$12,278,861
Total Money Market Mutual Funds
(Cost $12,278,861)					12,278,861

Total Investments -118.63% (Cost $147,892,718)					$152,134,404
Liabilities in Excess of Other Assets -(18.63)%					(23,887,938)
Net Assets -100.00%					$128,246,466

Investment Abbreviations:

SOFR -Secured Overnight Financing Rate

Reference Rates:

3M US SOFR -3 Month SOFR as of June 30, 2024 was 5.32%
1M US SOFR-1 Month SOFR as of June 30, 2024 was 5.34%
PRIME -US Prime Rate as of June 30, 2024 was 8.50%

(a)	Floating or variable rate investment. The rate in effect as of June 30, 2024 is based on the reference rate, as described above, plus the displayed spread as of the securities' last reset date. The interest rate shown is the rate in effect as of period-end and changes periodically.
(b)	These investments are purchased at a discount and accrete to par at the date the investments maturity, Raistone Purchasing, LLC -First Brands T14, TL the per annum rate was 15.31%.
(c)	Restricted Security; these securities may only be sold in transactions exempt from registration under the Securities Act of 1933.
(d)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets (See Note 3).
(e)	Paid in kind security which may pay interest in additional par.
(f)	These investments have an unfunded commitment amount of $5,749,776 as of June 30, 2024.
(g)	Non-income producing security.
(h)	Affiliated Company.
(i)	Investment held through tax consolidated subsidiary YS-HP-S JV Corp.
(j)	Investment held through tax consolidated subsidiary YS PP REQ I, LLC
(k)	Investment held through tax consolidated subsidiary YS PP REQ II P, LLC

See Notes to Consolidated Financial Statements.

Semi-Annual Report | June 30, 2024	9

YieldStreet Alternative Income Fund	Consolidated Schedule of Investments
June 30, 2024 (Unaudited)

(l)	To obtain a copy of the Fund's shareholder report, please go to the Securities and Exchange Commission's website.
(m)	Money market fund; interest rate reflects seven-day effective yield on June 30, 2024.

Below is a summary of the fund transactions with its affiliates during the year ended June 30, 2024:

Preferred Equity, Affiliated Investments

						Net Change		Net
	Fair Value at					in Unrealized	Fair Value	Realized
	December			Return of		Gains	at June	Gains	Dividend
Name of Issuer	31, 2023	Purchases	Sales	capital	Paydown	(Losses)	30,2024	(Losses)	Income
YS PP REQ I, LLC	$2,391,818	$—	$—	$—	$—	$(182,055)	$2,209,763	$—	$—
YS PP REQ II, LLC	2,273,789	—	—	—	—	(51,451)	2,222,338	—	—
YS AVN-AVT V LLC	12,451,596	—	—	—	—	454,530	12,906,126	—	452,771
EH YS Purchaser I LLC	3,767,771	—	(205,841)	—	(584,322)	10,791	2,988,399	—	124,021
9RPJ1 Partners, LP	4,677,315	53,791	—	(470,495)	—	387,866	4,648,477	—	—
BWA20C	2,871,337	—	—	(122,480)	—	260,025	3,008,882	—	—
Lending Point	5,022,008	618,312	—	(622,680)	—	178,881	5,196,521	—	6,455
	$33,455,634	$672,103	$(205,841)	$(1,215,655)	$(584,322)	$1,058,587	$33,180,506	$—	$583,247

See Notes to Consolidated Financial Statements.

10	www.yieldstreetalternativeincomefund.com

YieldStreet Alternative Income Fund	Consolidated Statement of Assets and Liabilities
June 30, 2024 (Unaudited)

ASSETS:
Investments, at value -non-affiliated (Cost $118,119,435)	$118,953,898
Investments, at value -affiliated (Cost $29,773,283)	33,180,506
Cash	882,487
Interest receivable	1,061,372
Receivable due from Adviser (Note 5)	784,258
Deferred offering costs	183,478
Prepaid expenses and other assets	459,514
Total Assets	155,505,513

LIABILITIES:
Leverage facility	20,000,000
Payable for investment securities purchased	4,236,751
Accrued administration fees (Note 5)	425,934
Prepaid loan interest	337,095
Interest due on leverage facility	122,283
Accrued professional fees	101,642
Accrued Directors' fees	37,333
Deferred tax liabilities	1,394,493
Other payables and accrued expenses	603,516
Total Liabilities	27,259,047
Net Assets	$128,246,466

COMPOSITION OF NET ASSETS:
Paid-in capital	$126,917,494
Total distributable earnings	1,328,972
Net Assets	$128,246,466

Common shares of beneficial interest outstanding, at $0.001 par value	14,001,872
Net Asset Value per Common Share	$9.16

See Notes to Consolidated Financial Statements.

Semi-Annual Report | June 30, 2024	11

YieldStreet Alternative Income Fund	Consolidated Statement of Operations
For the Six Months Ended June 30, 2024 (Unaudited)

INVESTMENT INCOME:
Non-affiliated investments:
Interest	$3,762,976
Dividends	731,309
Affiliated Investments:
Dividends	583,247
Total Investment Income	5,077,532

EXPENSES:
Interest expense and amortization of deferred offering costs	1,179,749
Professional fees	769,847
Investment advisory fees (Note 5)	526,483
Fund administration fees (Note 5)	485,750
Insurance expense	121,020
Directors' fees and expenses (Note 4)	93,220
Offering costs	1,426
Income tax expense/(benefit)	896
Other expenses	46,214
Total Expenses Before Waivers	3,224,605
Fees Waived or Reimbursed by the Administrator	(1,172,240)
Net Expenses	2,052,365
Net Investment Income, net of taxes from consolidated subsidiaries	3,025,167

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investment securities	291,104
Change in unrealized appreciation/(depreciation) on:
Investment securities	354,544
Deferred tax liabilities	(35,633)
Affiliated securities	1,058,587
Net change in unrealized appreciation/(depreciation), net of taxes	1,377,498
Net Realized and Unrealized Gain on Investments	1,668,602
Net Increase in Net Assets from Operations	$4,693,769

See Notes to Consolidated Financial Statements.

12	www.yieldstreetalternativeincomefund.com

YieldStreet Alternative Income Fund	Consolidated Statement of Changes in Net Assets

	For the Six Months
	Ended	For the
	June 30, 2024	Year Ended
	(Unaudited)	December 31, 2023
OPERATIONS:
Net investment income	$3,025,167	$9,046,110
Net realized gain/(loss)	291,104	(2,996,945)
Change in unrealized appreciation/(depreciation)	1,377,498	6,016,439
Net Increase in Net Assets from Operations	4,693,769	12,065,604

TOTAL DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(2,921,222)	(7,832,478)
From tax return of capital	(2,153,100)	(2,847,501)
TOTAL DISTRIBUTIONS TO SHAREHOLDERS	(5,074,322)	(10,679,979)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of common shares	11,298,484	18,203,200
Net asset value of common shares issued to shareholders from reinvestment of dividends	3,437,055	7,151,696
Cost of shares redeemed from common shares	(11,231,378)	(17,740,414)
Net Increase from Capital Share Transactions	3,504,161	7,614,482
Net Increase in Net Assets	3,123,608	9,000,107

NET ASSETS:
Beginning of period	$125,122,858	$116,122,751
End of period	$128,246,466	$125,122,858

See Notes to Consolidated Financial Statements.

Semi-Annual Report | June 30, 2024	13

YieldStreet Alternative Income Fund	Consolidated Statement of Cash Flows
For the Six Months Ended June 30, 2024 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$4,693,769
Adjustments to reconcile net increase in net assets from operations to net cash (used in)/provided by operating activities:
Purchases of investment securities	(46,695,766)
Proceeds from disposition of investment securities	27,860,629
Discounts accreted/premiums amortized	(408,824)
Net realized gain on:
Investment securities	(291,104)
Net change in unrealized appreciation/(depreciation) on:
Investment securities	(354,544)
Affiliated securities	(1,058,587)
Net purchase of short-term investment securities	(2,702,381)
(Increase)/Decrease in assets:
Interest receivable	(691,710)
Income tax receivable	56,880
Receivable due from Adviser	1,171,067
Deferred offering costs, net	27,531
Prepaid expenses and other assets	(399,043)
Increase/(Decrease) in liabilities:
Accrued administration fees	246,581
Accrued directors' fees	37,333
Deferred tax liabilities	35,633
Accrued compliance officer fees	(7,512)
Accrued transfer agent fees	(29,098)
Interest due on leverage facility	(32,742)
Accrued professional fees	(227,428)
Accrued investment advisory fees	(278,544)
Other payables and accrued expenses	523,589
Net Cash (Used in)/Provided by Operating Activities	(18,524,271)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold -common shares	12,272,357
Cost of shares redeemed -common shares	(11,231,378)
Distributions paid -common shareholders	(1,637,265)
Net Cash Provided by Financing Activities	(596,286)

Net Decrease in Cash	(19,120,557)
Cash, beginning balance	20,003,044
Cash, ending balance	$882,487

See Notes to Consolidated Financial Statements.

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YieldStreet Alternative Income Fund	Consolidated Statement of Cash Flows
For the Six Months Ended June 30, 2024 (Unaudited)

Non-cash activity:
Reinvestment of distributions	$3,437,055
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the year for interest from leverage Facility:	$–
Cash paid during the year for taxes:	$0

RECONCILIATION OF UNRESTRICTED CASH AT THE BEGINNING OF PERIOD TO THE STATEMENT OF ASSETS AND LIABILITIES
Cash	$20,003,044

RECONCILIATION OF UNRESTRICTED CASH AT THE END OF PERIOD TO THE STATEMENT OF ASSETS AND LIABILITIES
Cash	$882,487
Cash, ending balance	$882,487

See Notes to Consolidated Financial Statements.

Semi-Annual Report | June 30, 2024	15

YieldStreet Alternative Income Fund	Notes to Consolidated Financial Statements
June 30, 2024 (Unaudited)

NOTE 1. ORGANIZATION

YieldStreet Alternative Income Fund, Inc. (formerly, YieldStreet Prism Fund, Inc.) (the “Fund”) is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund commenced operations on March 9, 2020. The Fund’s shares are not publicly traded.

The Fund’s investment objective is to generate current income and, as a secondary objective, capital appreciation. The Fund intends to seek to achieve its investment objective by primarily investing in debt securities and other credit instruments across multiple sectors, either directly or through separate investment structures or vehicles that provide the Fund with exposure to such securities (“Credit Investments”). Such Credit Investments may include instruments directly or indirectly secured by real or personal property.

YieldStreet Management, LLC (the ‘‘Adviser”) serves as the investment adviser of the Fund pursuant to an Investment Advisory Agreement (the “Investment Advisory Agreement”). The Adviser is a Delaware limited liability company that is registered as an investment adviser with the Securities and Exchange Commission (the ‘‘SEC’’) under the Investment Advisers Act of 1940 (the ‘‘Advisers Act’’). Prytania Investment Advisors LLP ("Prytania") serves as an investment sub-adviser for the Fund pursuant to an Investment Subadvisory Agreement (the "Subadvisory Agreement"). Prytania is a United Kingdom limited liability partnership that is registered as an investment adviser with the SEC pursuant to the Advisers Act.

The Adviser also serves as the Fund’s administrator, and in such capacity provides, or arranges for the provision of, the administration services necessary for the Fund to operate. The Adviser, in its capacity as the Fund’s administrator, expects to retain one or more sub-administrators from time to time to provide certain administrative services to the Fund on its behalf. ALPS Fund Services, Inc., together with certain affiliated entities (collectively, “AFS”), has been retained to serve as the Fund's sub-administrator (in such capacity, the “Sub-Administrator”) and to provide the Fund with certain administrative services on behalf of the Administrator.

On December 21, 2021 the Board of Directors approved to continue to operate as an evergreen fund with no termination date and, accordingly, the Fund does not intend to cease investment operations nor seek to liquidate the investment portfolio as of any specified date.

The Fund established wholly-owned subsidiaries, YP-HP-S JV Corp., YS PP REQ II P LLC and YS PP REQ I LLC, ("the Subsidiaries") which serve to hold equity or equity-like investments in partnerships. All intercompany balances are eliminated in consolidation. The Fund consolidates its Subsidiaries for accounting purposes but the Subsidiaries are not consolidated for U.S. federal income tax purposes and may incur U.S. federal income tax expense as a result.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation: The accompanying financial statements have been prepared in accordance with the investment company and accounting reporting guidance of the Financial Statement Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services – Investment Companies. The accounting policies are in conformity with the accounting principles generally accepted in the United States of America (U.S. GAAP).

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YieldStreet Alternative Income Fund	Notes to Consolidated Financial Statements
June 30, 2024 (Unaudited)

Use of Estimates: The preparation of the financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities at the date of financial statements and the reported amounts of income, expense and gains and losses during the reported periods. Actual results could differ from those estimates and those differences could be material.

Changes in the economic environment, financial markets, credit worthiness of the Fund’s portfolio and any other parameters used in determining these estimates could cause actual results to differ materially.

Restricted Cash: Restricted cash is subject to legal or contractual restriction by third parties as well as a restriction to withdrawal or use, including restrictions that require the funds to be used for a specified purpose and restrictions that limit the purpose for which the funds can be used.

Fair Value Measurements: The Fund follows guidance in ASC 820, Fair Value Measurement, where fair value is defined as the price that would be received upon sale of an asset or paid upon transfer of a liability in an orderly transaction between market participants at the measurement date and in the principal or most advantageous market for that asset or liability. Fair value should be determined based on assumptions that market participants would use in pricing the asset or liability, not assumptions specific to the entity.

Fair value measurements are determined quarterly, monthly, or daily within a within a framework that establishes a three-tier hierarchy which classifies fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value, as follows:

Level 1 –	Quoted prices are available in active markets for identical investments as of the reporting date.

Level 2 –	Pricing inputs are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value is determined through the use of models or other valuation methodologies. The types of investments that would generally be included in this category include publicly traded securities with restrictions on disposition, and certain convertible securities; and

Semi-Annual Report | June 30, 2024	17

YieldStreet Alternative Income Fund	Notes to Consolidated Financial Statements
June 30, 2024 (Unaudited)

Level 3 –	Pricing inputs are unobservable and include situations where there is little, if any, market activity for the investment. Fair value for these investments is determined using valuation methodologies that consider a range of factors, including but not limited to, the price at which the investment was acquired, the nature of the investment, local market conditions, valuations for comparable companies, current and projected operating performance and financing transactions subsequent to the acquisition of the investment. The inputs into the determination of fair value require significant judgment. Due to the inherent uncertainty of these estimates, these values may differ materially from the values that would have been used had a ready market for these investments existed. Investments that are included in this category generally are privately held debt, equity, and certain convertible securities.

The availability of observable inputs can vary from investment to investment and is affected by a wide variety of factors, including, for example, the type of investment, whether the investment is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the investment. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Because of the inherent uncertainty of estimating fair value, those estimated values may be materially higher or lower than if the fair value was determined using observable inputs. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

An investment level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The valuation techniques used by the Fund to measure fair value during the period ended June 30, 2024 maximized the use of observable inputs and minimized the use of unobservable inputs. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities.

Investment Valuation: The Board of Directors has approved valuation policies and procedures that provide a framework for determining the fair value of Investments in compliance with U.S. GAAP, the 1940 Act and the rules thereunder. The Board of Directors has designated the Adviser as its “valuation designee” pursuant to Rule 2a-5 under the 1940 Act, and in that role the Adviser is responsible for performing fair value determinations relating to Investments, including periodically assessing and managing any material valuation risks and establishing and applying fair value methodologies, in accordance with valuation policies and procedures approved by the Board of Directors. The Adviser provides the Board of Directors with periodic reports on a quarterly basis or, more frequently if necessary, describing the valuation process applicable to that period. The Board of Directors ultimately is responsible for fair value determinations under the 1940 Act and satisfies its responsibility through its oversight of the valuation designee in accordance with Rule 2a-5.

Investment Transactions and Investment Income: Investment transactions are accounted for on a trade date basis for financial reporting purposes and amounts payable or receivable for trades not settled as of period end are reflected as liabilities and assets, respectively, in the Consolidated Statement of Assets and Liabilities. Realized gains and losses on investment transactions reflected in the Consolidated Statement of Operations are recorded on a trade date basis. Cost is determined by the specific identification method. Interest is recorded on an accrual basis and dividend income is recorded on the ex-dividend date.

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YieldStreet Alternative Income Fund	Notes to Consolidated Financial Statements
June 30, 2024 (Unaudited)

Investments that are expected to pay regularly scheduled interest and/or dividends in cash are generally placed on non-accrual status when principal or interest/dividend cash payments are past due 30 days or more and/or when it is no longer probable that principal or interest/dividend cash payments will be collected. Such non-accrual investments are restored to accrual status if past due principal and interest or dividends are paid in cash, and in management's judgment, are likely to continue timely payment of their remaining interest or dividend obligations. Interest or dividend cash payments received on non-accrual designated investments may be recognized as income or applied to principal depending upon management's judgment.

Payment-In-Kind Income: Some of the Fund’s loans may have contractual payment-in-kind (“PIK”) interest or dividends. PIK income computed at the contractual rate is accrued into income and reflected as receivable up to the capitalization date. PIK investments offer issuers the option at each payment date of making payments in cash or in additional securities. When additional securities are received, they typically have the same terms, including maturity dates and interest rates as the original securities issued. On these payment dates, the Fund capitalizes the accrued interest or dividends receivable (reflecting such amounts as the basis in the additional securities received). PIK income generally becomes due at maturity of the investment or upon the investment being called by the issuer. Upon capitalization, PIK income is subject to the fair value estimates associated with their related investments. The Fund places investments on non-accrual status when principal or interest/dividend is not expected to be paid.

Expense Recognition: Expenses include management fees and may include professional fees, including but not limited to insurance expenses, legal fees, directors’ fees, audit and tax service expenses and other general and administrative expenses. Expenses are recorded on an accrual basis.

Other Income: Loan origination fees, original issue discount (“OID”), and market discounts are capitalized and accreted into interest income over the respective terms of the applicable loans using the effective interest method or straight-line, as applicable. Upon the prepayment of a loan, prepayment premiums, any unamortized loan origination fees, OID, or market discounts are recorded as interest income. In addition, exit fees and prepayment fees are also included in other income and are recorded when earned.

Distributions: Distributions to common shareholders, which are determined in accordance with the Plan of Distribution set forth in the Fund’s prospectus and with federal income tax regulations, are recorded on the ex-dividend date. The Board of Directors expects to authorize, and the Fund intends to declare and pay ordinary cash distributions on a quarterly basis. Net realized capital gains, if any, are generally distributed at least annually.

Federal Income Taxes: The Fund has elected to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the ‘‘Code’’). As a RIC, the Fund generally will not have to pay Fund-level federal income taxes on any ordinary income or capital gains that the Fund distributes to shareholders from the Fund’s tax earnings and profits.

Semi-Annual Report | June 30, 2024	19

YieldStreet Alternative Income Fund	Notes to Consolidated Financial Statements
June 30, 2024 (Unaudited)

In order to continue to qualify for RIC tax treatment, among other things, the Fund is required to distribute at least 90% of its investment company taxable income and intends to distribute all of the Fund’s investment company taxable income and net capital gains to common shareholders. The character of income and gains that the Fund will distribute is determined in accordance with income tax regulations that may differ from GAAP. Book and tax basis differences relating to shareholder dividends and distributions and other permanent book and tax differences are reclassified to paid-in capital.

The Fund follows ASC 740, Income Taxes (“ASC 740”). ASC 740 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Penalties or interest, if applicable, that may be assessed relating to income taxes would be classified as other operating expenses in the financial statements. As of June 30, 2024, there were no uncertain tax positions and no amounts accrued for interest or penalties. Management’s determinations regarding ASC 740 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an on-going analysis of tax laws, regulations and interpretations thereof. Although the Fund files both federal and state income tax returns, the Fund’s major tax jurisdiction is federal. The Fund’s tax returns for each tax year since 2020 remains subject to examination by the Internal Revenue Service.

Recent Accounting Standards: In March 2020, the FASB issued Accounting Standards Update “Facilitation of the Effects of Reference Rate Reform on Financial Reporting (Topic 848)” (ASU 2020-04), which provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank offered based reference rates at the end of 2021. ASU 2022-06 has extended the sunset date for LIBOR transition relief until 2024. The temporary relief provided is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2024. At this time, management believes the adoption of ASU 2020-04 will not have a material impact to the financial statements.

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YieldStreet Alternative Income Fund	Notes to Consolidated Financial Statements
June 30, 2024 (Unaudited)

NOTE 3. INVESTMENTS

Fair Value Measurements and Disclosures: The following table presents the fair value measurement of investments by major class of investments as of June 30, 2024 according to the fair value hierarchy:

		Level 2 -	Level 3 -
		Significant	Significant
	Level 1 -	Observable	Unobservable
Investments at Value	Quoted Prices	Inputs	Inputs	Total
Unsecured Debt	$–	$–	$2,089,740	$2,089,740
Corporate Bond	–	–	17,071,573	17,071,573
Commercial Mortgage-Backed Securities	–	6,639,173	–	6,639,173
Collateralized Loan Obligations	–	19,805,322	–	19,805,322
First-Lien Senior Secured Term Loans	–	–	57,458,744	57,458,744
Equity	–	–	5,196,521	5,196,521
Preferred Equity	–	–	20,326,626	20,326,626
Money Market Mutual Funds	12,278,861	–	–	12,278,861
Total	$12,278,861	$26,444,495	$102,143,204	$140,866,560
Investments measured at net asset value(a)				$11,267,844
Total Investments at Fair Value(b)				$152,134,404

(a)	Investments valued using NAV as the practical expedient, an indicator of fair value.
(b)	For detailed descriptions, see the accompanying Consolidated Schedule of Investments.

Semi-Annual Report | June 30, 2024	21

YieldStreet Alternative Income Fund	Notes to Consolidated Financial Statements
June 30, 2024 (Unaudited)

The changes of fair value of investments for which the Fund has used Level 3 inputs to determine the fair value are as follows:

		First Lien
		Senior
		Secured Term	Preferred	Unsecured	Corporate
	Equity	Loans	Equity	Debt	bond	Total
Balance as of December 31, 2023	$5,022,008	$45,497,776	$20,884,973	$6,047,174	$11,150,010	$88,601,941
Accrued Discount/premium	–	3,522	–	363,390	423	367,335
Return of Capital	–	–	–	–	–	–
Realized Gain/(Loss)	–	–	–	–	–	–
Change in Unrealized Appreciation/ (Depreciation)	174,513	192,904	192,816	87,036	42,137	689,406
Purchases	–	12,149,136	–	2,089,740	5,881,545	20,120,421
Sales Proceeds	–	(384,594)	(751,163)	(6,497,600)	(2,542)	(7,635,899)
Transfer into Level 3	–	–	–	–	–	–
Transfer Out of Level 3	–	–	–	–	–	–
Balance as of June 30, 2024	$5,196,521	$57,458,744	$20,326,626	$2,089,740	$17,071,573	$102,143,204
Net change in unrealized appreciation/ (depreciation) included in the Statements of Operations attributable to Level 3 investments held at June 30, 2024	$174,513	$192,904	$192,816	$–	$42,137	$602,370

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YieldStreet Alternative Income Fund	Notes to Consolidated Financial Statements
June 30, 2024 (Unaudited)

The following table summarizes the significant unobservable inputs the Fund used to value its investments categorized within Level 3 as of June 30, 2024. In addition to the techniques and inputs noted in the table below, according to the Fund’s valuation policy, other valuation techniques and methodologies when determining the Fund’s fair value measurements may be used. The below table is not intended to be all inclusive, but rather provide information on the significant unobservable inputs as they relate to the Fund’s determination of fair values.

		Valuation
		Techniques/			Weighted
Asset Category	Fair Value	Methodologies	Unobservable Input	Range	Average(1)
Unsecured Debt	$2,089,740	Recent Transaction	Recent Transaction
Corporate Bond	5,823,035	Recent Transaction	Recent Transaction
	6,247,718	Discount Rate	Discount Rate	22.77%	22.77%
				100.014 - 100.02	100.014 - 100.02
	5,000,820	Broker Quotes
Senior Secured	4,671,176	Recent Transaction	Recent Transaction
First Lien Term Loans	52,787,568	Discount Rate	Discount Rate	5.51% ‐ 23.96%	12.95%
Equity	5,196,521	Discount Rate	Discount Rate	19.70%	19.70%
				13.22%
Preferred Equity	15,894,524	Discount Rate	Discount Rate	13.60%	13.41%
		Discount Rate /	Discount Rate /	8.60%-8.75%
	4,432,102	Cap Rate	Cap Rate	/7.0%
Grand Total	$102,143,204

(1)	The weighted average is calculated by multiplying the unobservable input by the weight of each investment over the sum of the fair value of the underlying investments.

The Fund utilized a discount rate analysis, and recent transaction price. The yield analysis technique is an analysis whereby expected cash flows of the loan are discounted to determine a present value using internal rate of return. Significant increases or decreases in the internal rate of return would result in an increase or decrease in the fair value measurement. The estimated recovery rate (“ERR”) is the rate the Fund is expected to recover of the investment at the conclusion of the recovery management process. This rate is based on an asset specific valuation framework that can utilize fair value of collateral, comparable transactions, discount cash flow analysis, and/or contingency based events.

The Net Asset Value (“NAV”) is determined using the reported net asset value per share of the Investee Fund, or its equivalent (“NAV”), as a practical expedient for fair value if the reported NAV of the Investee Fund is calculated in a manner consistent with the measurement principles applied to investment companies. In order to use the practical expedient, the Adviser has internal processes to independently evaluate the fair value measurement process utilized by the underlying investee fund to calculate the investee fund's NAV.

Such internal processes include the evaluation of the investee fund’s policies and related internal controls in place to estimate the fair value of its underlying investments that are included in the NAV calculation, performing ongoing operational due diligence, review of the investee fund’s audited financial statements and ongoing monitoring of other relevant qualitative and quantitative factors. If the Adviser determines, based on its own due diligence and investment monitoring procedures, that the reporting NAV of an Investee Fund does not represent fair value, the Adviser shall estimate the fair value in good faith and as determined under U.S. GAAP and approved policies and procedures.

Semi-Annual Report | June 30, 2024	23

YieldStreet Alternative Income Fund	Notes to Consolidated Financial Statements
June 30, 2024 (Unaudited)

For recent transaction technique, generally, new private investments purchased within 45 business days before the valuation date are not reviewed by an independent third-party valuation firm. These investments are held at purchase price initially unless such valuation, in the judgment of the Adviser's Valuation Committee, does not represent fair value. These investments are generally transitioned to an independent third-party valuation firm to assist the Adviser's Valuation Committee in determining the application of a valuation methodology at the next valuation date. The Adviser's Valuation Committee will convene if there has been a material change to the underlying company, industry or market between the time of investment and the valuation date.

Investment Transactions: Purchases and sales of investments, excluding short-term obligations, for the period ended June 30, 2024, were as follows:

Cost of Investments Purchased	$44,078,643
Proceeds from Investments Sold	$27,045,947

Restricted Securities: As of June 30, 2024, investments in securities included issuers that are considered restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board of Directors as reflecting fair value.

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YieldStreet Alternative Income Fund	Notes to Consolidated Financial Statements
June 30, 2024 (Unaudited)

Restricted securities as of June 30, 2024, were as follows:

	% of Net	Acquisition
Name of Issuer	Assets	Date	Shares/Par	Cost	Fair Value
9RPJ1 Partners, LP	3.62%	1/8/2021	5,317,643	$3,831,544	$4,648,477
A10 Capital, LLC, Series 2023-GTWY	1.56%	2/1/2023	2,000,000	2,000,000	2,000,400
A10 Capital, LLC, Series 2023-GTWY	2.34%	2/1/2023	3,000,000	3,000,000	3,000,420
Ares XLI Clo, Ltd., Series 2021-41A	0.65%	5/8/2024	825,000	827,702	831,651
Avatar (SIC Leed Civic Plaza) TL	1.56%	1/9/2023	2,000,000	2,000,000	1,999,598
BIH Owner, LLC	1.32%	7/22/2021	1,464,401	1,464,401	1,699,265
Blue Owl Credit Income Corp.	2.82%	1/18/2024	378,855	3,440,000	3,610,485
BWA20C	2.35%	10/5/2023	3,300,000	2,480,096	3,008,882
Choice Hotels Cheyenne	5.15%	10/5/2023	6,625,000	6,632,360	6,609,220
CIFC Funding 2021-V, Ltd., Series 2021-5A	1.12%	5/15/2024	1,416,560	1,426,990	1,434,518
Colette Capital LLC	2.18%	7/21/2023	2,800,000	2,800,000	2,798,387
Dryden 65 CLO, Ltd., Series 2018-65A	1.17%	5/15/2024	1,500,000	1,496,307	1,497,159
Dryden 94 CLO, Ltd., Series 2022-94A	1.15%	6/12/2024	1,500,000	1,471,842	1,470,302
Edgewater	3.63%	5/2/2024	4,671,176	4,671,176	4,671,176
EH YS Purchaser I LLC	2.33%	12/8/2022	2,991,477	2,991,476	2,988,399
Everberg Capital, LLC	2.26%	5/23/2022	2,902,734	2,902,735	2,902,797
Galaxy XXII CLO, Ltd., Series 2021-22A	0.90%	3/27/2024	1,144,562	1,145,014	1,154,397
GoldenTree Loan Management US CLO 3, Ltd., Series 2018-3A	0.79%	3/13/2024	1,000,000	1,001,155	1,008,126
GoldenTree Loan Management US CLO 5, Ltd., Series 2021-5A	4.33%	3/13/2024	5,500,000	5,506,444	5,552,101
Harrison Yards Project	4.08%	8/22/2023	4,000,000	4,140,063	5,236,968
Invictus Real Estate Partners	5.12%	3/29/2022	6,919,254	7,670,292	6,574,919
Keystone -Villa Fifty2	4.65%	6/28/2023	6,000,000	6,000,000	5,976,588
KKR CLO 28, Ltd., Series 2024-28A	0.79%	5/15/2024	1,000,000	1,013,839	1,012,499
Lending Point	4.05%	9/22/2023	5,397,513	4,927,303	5,196,521
Madison Park Funding LII, Ltd.,
Series 2021-52A	0.35%	3/22/2024	450,000	445,567	450,727
Merrick Parc	1.75%	1/31/2024	2,264,398	2,264,398	2,263,484
Monroe Capital MML CLO VII,
Ltd., Series 2018-2A	0.42%	3/27/2024	540,000	533,092	541,364
MSC A Mtge, Series 2021-ILP	1.89%	9/27/2023	2,461,859	2,411,506	2,427,016
MSC C Mtge, Series 2021-ILP	1.53%	5/2/2023	1,993,408	1,972,211	1,963,393
Octane Lending Inc.	4.87%	12/22/2023	6,208,037	6,208,037	6,247,718
Octane Lending Inc.	4.54%	4/17/2024	5,823,036	5,823,036	5,823,035
Quadrant Finance Partners	2.85%	9/29/2023	3,600,000	3,600,000	3,661,638
Raistone Purchasing LLC -First Brands T14	1.63%	5/2/2024	2,089,740	2,089,740	2,089,740
TTN B Mtge, Series 2021-MHC	1.75%	3/30/2023	2,267,663	2,194,923	2,248,764
Urban Standard Capital, LLC	6.58%	3/11/2022	7,050,300	8,354,587	8,440,667
UsinaCoruripe Acucar e Alcool	3.60%	0	4,622,907	4,622,907	4,624,037
Venture 43 CLO, Ltd., Series 2021-43A	2.22%	4/11/2024	3,000,000	2,764,442	2,852,376
Venture XXVIII CLO, Ltd., Series 2017-28A	1.56%	3/22/2024	2,000,000	1,945,810	2,000,102
YS AVN-AVT V LLC	10.06%	10/27/2022	11,542,862	11,542,862	12,906,126
YS PP REQ I Hines Park, LLC	1.72%	1/7/2021	2,000,000	2,000,000	2,209,763
YS PP REQ II Southgate Apartments, LLC	1.73%	2/2/2021	2,000,000	2,000,000	2,222,338
Total	109.05%	$–	$–	$135,613,857	$139,855,543

Semi-Annual Report | June 30, 2024	25

YieldStreet Alternative Income Fund	Notes to Consolidated Financial Statements
June 30, 2024 (Unaudited)

The following table summarizes investments in Investee Funds, by investment strategy, the unfunded commitment of each strategy (if applicable), and the amount of the investment in Investee Fund that cannot be redeemed as of period end because of redemption restrictions put in place by the Investee Funds.

		Non-Redeemable Investments
Investments in Investee Funds by Strategy	Unfunded Commitments	Amount	Redemption Restriction Commencement Date(A)	Total
Asset Management	$–	$3,610,485	Various	$3,610,485
Legal	1,682,357	7,657,359	Various	7,657,359
Total	$1,682,357	$11,267,844		$11,267,844

(A)            Investments in Investee Funds cannot be redeemed until their respective liquidation date.

NOTE 4. FEES AND EXPENSES

Officers and Directors: Directors who do not also serve in an executive officer capacity for the Fund or the Adviser (the "Independent Directors") are entitled to receive annual cash retainer fees. The Fund will also reimburse each Independent Director for all reasonable and authorized business expenses in accordance with the Fund’s policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and each committee meeting not held concurrently with a board meeting. The Independent Directors do not receive any pension or retirement benefits from the Fund nor does the Fund pay compensation to the directors who also serve in an executive officer capacity for the Fund or the Adviser. Amounts payable will be determined and paid quarterly in arrears. For the period ended June 30, 2024, $93,220 was paid to the Independent Directors of the Fund, which is included within the Consolidated Statement of Operations.

Custodian: Wilmington Savings Fund Society, FSB ("WSFS”) serves as the custodian bank of the Fund's assets pursuant to a custody agreement.

Transfer Agent: DST Asset Manager Solutions, Inc. (“DST”) serves as the Transfer Agent to the Fund. Under the Transfer Agency Agreement, DST is responsible for maintaining all shareholder records of the Fund.

26	www.yieldstreetalternativeincomefund.com

YieldStreet Alternative Income Fund	Notes to Consolidated Financial Statements
June 30, 2024 (Unaudited)

NOTE 5. RELATED PARTY TRANSACTIONS

Investment Advisory: Under the Investment Advisory Agreement, the Adviser is entitled to a management fee (the “Adviser Management Fee”). The Adviser Management Fee is calculated at an annual rate of 1.00% of the average of the Fund’s net assets, excluding cash and cash equivalents, at the end of the two most recently completed calendar quarters. The Adviser Management Fee is payable quarterly in arrears. Adviser Management Fees for any partial month or quarter will be appropriately prorated and adjusted for any share issuances or repurchases during the relevant month or quarter. The Fund incurred expenses in the amount of $526,483 for Investment Advisory fees in the Consolidated Statement of Operations during the period ended June 30, 2024.

Pursuant to the Sub-Advisory Agreement, the Adviser has agreed to pay Prytania a sub-advisory fee for investment advisory and management services (the “Sub-Advisory Management Fee”). The Sub-Advisory Management Fee is paid directly by the Adviser out of its Adviser Management Fee.

Due to Adviser: As of June 30, 2024, the Advisor owes the Fund $784,258, which include investment advisory fees and cancelled fund shares the Adviser paid on behalf of the Fund.

Administration: The Fund has also entered into an administration agreement (the “Administration Agreement") with the Adviser under which the Adviser, among other things, provides (or oversees, or arranges for, the provision of) the administrative services and facilities necessary for the Fund to operate.

The Administrator expects to retain one or more sub-administrators from time to time to provide certain administrative services to the Fund on behalf of the Administrator. ALPS Fund Services, Inc., together with certain affiliated entities (collectively, “AFS”), has been retained to serve as our sub-administrator and to provide us with certain administrative services on behalf of the Administrator. For their services as Sub-Administrator, the Fund pays a registered fund services fee to AFS which is calculated as the greater of a minimum fee or fees based on the annual net assets of the Company (with such minimum fees subject to an annual cost of living adjustment), plus out of pocket expenses. AFS (including through its affiliate SS&C Global Investor & Distribution Solutions, Inc.) has also been retained to provide certain transfer agency and other services to the Company and its wholly-owned subsidiaries, for which it receives separate compensation from the Company and/or its subsidiaries.

The Fund will bear all fees, costs and expenses incurred in connection with the Fund’s operation, administration and transactions that are not specifically assumed by the Administrator (or the Adviser, if not the Administrator), including the cost of any sub-administrator. Effective July 1, 2024, for providing these facilities and services the Fund has agreed to pay to the Administrator a fee equal to 0.0375% of the Fund’s net assets attributable to common shares, determined as of the end of each calendar quarter (0.15% annualized); provided, that the aggregate amount of such fee plus the amount of the registered fund services fee paid by the Fund to AFS as the sub-administrator (which for the avoidance of doubt does not include any other fees, costs or expenses payable by the Fund or any subsidiary thereof to AFS for other services) shall on an annual basis be no more than 0.35% of the Fund’s average net assets attributable to common shares. In addition, we will reimburse the Administrator (or such affiliate) for any fees, costs or expenses that are paid by the Administrator (or an affiliate thereof) on our behalf.

Semi-Annual Report | June 30, 2024	27

YieldStreet Alternative Income Fund	Notes to Consolidated Financial Statements
June 30, 2024 (Unaudited)

Pursuant to the Administration Agreement, effective July 1, 2024 the Administrator has agreed to waive the fees, costs and expenses payable to it by the Fund pursuant to the Administration Agreement and to pay or absorb expenses of the Fund so that its total annual expenses (excluding (i) interest payable on debt, (ii) federal, state, local and foreign taxes, (iii) acquired fund fees and expenses, (iv) extraordinary expenses, (v) management fees payable pursuant to the Investment Advisory Agreement, (vi) the administrative fee payable pursuant to the Administration Agreement and (vii) the registered fund services fee payable to AFS) will not exceed 1.50% of the average net assets attributable to our common shares on an annual basis (the “Expense Limitation”). With respect to any amounts waived or absorbed by the Administrator pursuant to the Expense Limitation, the Administrator is entitled to recoup such amounts for a period of up to three years from the date that such fees were waived or such costs or expenses were absorbed, provided that the Adviser is able to effect such recoupment without causing our total annual expenses (after recoupment) to exceed the lesser of (a) the expense limitation in effect at the time of the waiver, and (b) any expense limitation in effect at the time of the recoupment.

Prior to July 1, 2024, under the Administration Agreement, in lieu of the administrative fee and expense limitation described above, the Fund agreed to reimburse the Administrator for the fees, costs and expenses incurred by the Administrator in performing its obligations and providing personnel and facilities to the Fund; provided, that the aggregate amount of fees, costs and expenses, including organizational and offering expenses, allowed to be reimbursed by the Fund to the Administrator were limited to no more than 0.125% (0.50% annualized) of the Fund’s net assets (excluding cash and cash equivalents), as determined at the end of such calendar quarter, taking into account any fees, costs and expenses paid directly by the Fund during such calendar quarter, but excluding non-administrative expenses incurred by the Fund, including but not limited to (i) interest payable on debt, (ii) federal, state, local and foreign taxes, and (iii) management fees payable to the Adviser pursuant to the Investment Advisory Agreement; provided that, for a period of three years from the date of a previous waiver of costs and expenses by the Administrator, any amounts not reimbursed with respect to a given calendar quarter remained subject to reimbursement in any subsequent calendar quarter, subject to compliance with the applicable expense reimbursement limitation for such subsequent calendar quarter (the “Prior Expense Arrangement”).

Amounts due from the Adviser consist of expense support repayments, management fees, routine non-compensation overhead, operating expenses, tax expenses and offering expenses paid on behalf of the Fund. All balances due from the Adviser are settled quarterly. Pursuant to the terms of the Prior Expense Arrangement, the Administrator paid and/or reimbursed Fund expenses totaling $1,172,240 during the six-month period ended June 30, 2024, of which $1,172,240 is subject to recoupment by the Adviser through 2027. Since inception, the Adviser reimbursed fund expenses exceeding the Expense Limitation totaling $10,810,619 of which $5,607,718 is subject to recoupment by the Adviser.

As of June 30, 2024, the following amounts may be subject to recoupment by to the Adviser based upon their potential expiration dates:

2024	$708,407
2025	1,660,601
2026	2,066,470
2027	1,172,240

28	www.yieldstreetalternativeincomefund.com

YieldStreet Alternative Income Fund	Notes to Consolidated Financial Statements
June 30, 2024 (Unaudited)

Affiliated Investments: As defined in the 1940 Act, affiliated investments are due to holding the power to vote or owning 5% or more of the outstanding voting securities of the investment but not controlling the company. As of June 30, 2024, the Fund held greater than 5% of the following:

	Percentage of
Investments	Ownership	Market Value
9RPJ1 Partners, LP	17.07%	$4,648,477
BWA20C	15.71%	3,008,882
EH YS Purchaser I LLC	33.33%	2,988,399
Lending Point	14.29%	5,196,521
YS PP REQ II Southgate Apartments, LLC	13.30%	2,222,338
YS AVN-AVT V LLC	95.00%	12,906,126
YS PP REQ I LLC Hines Park, LLC	59.70%	2,209,763
Total Market Value		$33,180,506

NOTE 6. CAPITAL SHARE TRANSACTIONS

On March 9, 2020, the Fund completed its initial closing (the "Initial Closing"), selling the minimum number of shares required pursuant to the initial offering, and raised approximately $15,380,000 in gross proceeds. Investors can generally subscribe into the Fund on a weekly basis on that day's reported Net Asset Value ("NAV").

The Fund’s shares are not currently listed on any securities exchange. To purchase shares, an account must be established using the online investment portal, which is accessible through www.yieldstreetalternativeincomefund.com and complete and execute a subscription agreement for a specific dollar amount equal to or greater than the then applicable minimum permitted subscription amount.

The Fund offers up to 100 million shares of common stock, $0.001 par value per share (“shares”), at the Net Asset Value per share. The shares are offered directly by the Fund, and the Fund has not retained an underwriter, dealer manager or broker dealer in connection with the offer and sale of the shares offered. The minimum permitted subscription amount will initially be $20,000 of the shares, although the Fund may waive or increase or decrease this minimum permitted subscription amount from time to time in the Fund’s discretion.

Semi-Annual Report | June 30, 2024	29

YieldStreet Alternative Income Fund	Notes to Consolidated Financial Statements
June 30, 2024 (Unaudited)

Transactions in shares of common stock were as follows during the period ended June 30, 2024:

	For the Six Months	For the
	Ended June 30,	Year Ended
	2024 (Unaudited)	December 31, 2023
Common Shares outstanding -beginning of period	13,624,788	12,787,947
Common Shares issued in connection with the at-the-market offering	1,224,203	1,961,972

Common Shares issued as reinvestment dividends	379,770	778,075
Less Shares Redeemed	(1,226,889)	(1,903,206)
Common Shares outstanding -end of period	14,001,872	13,624,788

NOTE 7. REPURCHASE PROGRAM

The Fund intends to offer to repurchase shares on a quarterly basis on such terms as may be determined by the Board of Directors, in its sole discretion, unless, in the judgment of the Fund’s Board of Directors, such repurchases would not be in the Fund’s best interests or would violate applicable law. While it is expected that the Adviser will recommend to the Board, subject to the Board’s discretion, that the Fund conduct repurchases as of the end of each calendar quarter, the Adviser may not recommend a repurchase offer for any quarter in which the Adviser believes it would be detrimental to the Fund for liquidity or other reasons. The Fund will conduct such repurchase offers in accordance with the requirements of Regulation 14E and Rule 13e-4 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the 1940 Act. Any offer to repurchase shares will be conducted solely through tender offer materials delivered to each shareholder.

The Fund will limit the number of shares to be repurchased pursuant to its repurchase program in any calendar year to 20% of the number of shares outstanding, or 5% in each quarter, though the actual number of shares that the Fund offers to repurchase may be less in light of the limitations noted below. To the extent the Fund’s Board of Directors determines that it is appropriate to do so, the Fund may reduce the repurchase price in any quarter by up to 2% in order to offset the expenses it expects to incur in connection with conducting such repurchase offer. At the discretion of the Fund’s Board of Directors, the Fund may use cash on hand, cash available from borrowings and cash from the sale of investments as of the end of the applicable period to repurchase shares. A certain amount of cash may be reserved for upcoming investments. The Fund will offer to repurchase such shares at a price equal to the net asset value per share of the Fund’s common stock as of the close of business on the date each share repurchase offer expires.

Notwithstanding the foregoing, the Board of Directors, in their discretion, may direct the Fund to undertake one or more tender offers outside of the Fund's share repurchase program (referred to as "special tender offers"). The timing and terms and conditions of any such special tender offers will be determined by the Board of Directors, and there is no guarantee that the Fund will engage in any special tender offers. The Fund would generally expect to conduct only one tender offer in any given calendar quarter, and may refrain from conducting one under the Fund's share repurchase program to the extent the Board of Directors elects to conduct a special tender offer in any particular calendar quarter.

30	www.yieldstreetalternativeincomefund.com

YieldStreet Alternative Income Fund	Notes to Consolidated Financial Statements
June 30, 2024 (Unaudited)

During the period ended June 30, 2024, the Fund repurchased $11,231,378 of securities through the completion of two tender offers that provided shareholders liquidity and distribution of a portion of their principal.

NOTE 8. DISTRIBUTIONS

The following table reflects the distributions per common share that the Fund declared and paid or are payable to its common shareholders during the periods ended June 30, 2024 and December 31, 2023. Common shareholders of record as of each respective record date were or will be entitled to receive the distribution.

			Dividend
			Amount per
Ex Date	Record Date	Payable Date	Share	Total Distribution
03/13/2024	03/12/2024	03/28/2024	$0.20	$2,860,609
06/14/2024	06/13/2024	06/21/2024	$0.16	$2,213,713
				$5,074,322

			Dividend
			Amount per
Ex Date	Record Date	Payable Date	Share	Total Distribution
02/15/2023	02/14/2023	02/22/2023	$0.20	$2,611,693
06/14/2023	06/13/2023	06/21/2023	$0.20	$2,703,808
09/13/2023	09/12/2023	09/20/2023	$0.20	$2,707,093
12/13/2023	12/12/2023	12/20/2023	$0.20	$2,657,385
				$10,679,979

Distributions to common shareholders are recorded on the ex-dividend date. The table above includes distributions with record dates during the periods ended June 30, 2024 and December 31, 2023 and does not include distributions previously declared to common shareholders of record on any future dates, as those amounts are not yet determinable.

NOTE 9. BANK LINE OF CREDIT

The Fund entered into a Loan Guarantee and Security Agreement (“Line of Credit Agreement”) with Esquire Bank, National Association (“Bank”) to secure a revolving line of credit. Borrowings under the Line of Credit bear interest at the one month SOFR plus 200 basis points. For the period ended June 30, 2024, the Fund used the facility. As of June 30, 2024, the Fund had outstanding borrowings of $20,000,000. Under the Line of Credit Agreement, the Fund is required to maintain a Bank Asset Coverage Ratio equal to or greater than 300%. Bank Asset Coverage Ratio is defined as (1) the sum of (x) the value of all portfolio investments and (y) the total amount of cash on deposit excluding the direct proceeds of any advances under the revolving bank line of credit, divided by (2) the total credit extensions under the line of credit. Pursuant to the Line of Credit Agreement, as of June 30, 2024, the Fund was in compliance with the Bank Asset Coverage Ratio.

Semi-Annual Report | June 30, 2024	31

YieldStreet Alternative Income Fund	Notes to Consolidated Financial Statements
June 30, 2024 (Unaudited)

Under the 1940 Act, the Fund is not permitted to incur indebtedness, including through the issuance of debt securities, unless immediately thereafter the Fund will have an asset coverage of at least 300%. In general, the term “asset coverage” for this purpose means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness of the Fund. In addition, the Fund may be limited in its ability to declare any cash distribution on its capital stock or purchase its capital stock unless, at the time of such declaration or purchase, the Fund has an asset coverage (on its indebtedness) of at least 200% after deducting the amount of such distribution or purchase price, as applicable. As of June 30, 2024, the Fund was in compliance with the asset coverage ratio requirements provided in the 1940 Act.

NOTE 10. INCOME TAXES

The Fund’s policy is to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized (after reduction for capital loss carryforwards) gains to shareholders.

The Subsidiaries elected to be treated as C-Corporations for federal and state income tax purposes. State tax returns are filed in various states in which an economic presence exists. Current state taxes consist of income taxes, franchise taxes, business taxes, excise taxes or gross receipts taxes, depending on the state in which the returns are filed. Income taxes are charged based on apportioned income for each state.

In accordance with ASC 740, the Subsidiaries may recognize deferred income taxes for differences in the basis of assets and liabilities for financial and income tax purposes. Deferred tax assets are recognized for deductible temporary differences, tax credit carryforwards or net operating loss carryforwards and deferred tax liabilities are recognized for taxable temporary differences. Deferred tax assets are reduced by a valuation allowance when is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and the rates on the date of enactment.

Distributions are determined in accordance with federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at the Fund's fiscal year-end.

32	www.yieldstreetalternativeincomefund.com

YieldStreet Alternative Income Fund	Notes to Consolidated Financial Statements
June 30, 2024 (Unaudited)

The tax character of the distributions paid by the Fund during the year ended December 31, 2023, was as follows:

2023
Distributions Paid From:
Ordinary income	$7,832,478
Return of capital	2,847,501
Total	$10,679,979

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of the current fiscal year end, the following amounts are available as carry forwards to the next tax year:

Fund	Short Term	Long Term
	$626,760	$3,588,226

The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes, including short-term securities at June 30, 2024, were as follows:

Cost of investments for income tax purposes	$147,892,718
Gross appreciation (excess of value over tax cost)	$6,557,030
Gross depreciation (excess of tax cost over value)	(2,315,344)
Net unrealized appreciation	$5,191,583

The differences between book-basis and tax-basis are primarily due to the partnerships and defaulted securities.

Deferred income tax assets and liabilities related to temporary differences between the financial statement carrying amounts and tax basis of assets and liabilities and net operating loss carryforwards include the following as of June 30, 2024:

June 30, 2024
Deferred Tax Assets
Net Operating Losses	3,577,928
Deferred Tax Liabilities
Investments	(4,972,421)
Net Deferred Tax Asset/(Liabilities)	$(1,394,493)

Semi-Annual Report | June 30, 2024	33

YieldStreet Alternative Income Fund	Notes to Consolidated Financial Statements
June 30, 2024 (Unaudited)

The income tax expense (benefit) for the period ended June 30, 2024, consists of the following:

June 30, 2024
Current Expense
Federal	$(15,491)
State	(1,964)
Deferred Expense	(17,455)

Federal	(273)
State	(12,348)
(12,621)
Total Income Tax Expense	$(30,076)

For the period ended June 30, 2024, the provision for income taxes differed from the statutory tax rate (21%) primarily due to adjustments to the Company’s investments in partnerships and state income taxes.

As of June 30, 2024, the Fund has generated federal net operating loss (“NOL”) carryforwards of approximately $16,010,421. Yearly utilization of the NOL carryforwards have certain tax limitations and do not expire. In addition, the Company has approximately $4,900,834 of state NOL carryovers.

NOTE 11. RISK FACTORS

In the normal course of business, the Fund invests in financial instruments and enters into financial transactions where risk of potential loss may exist from things such as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks.

Credit Risk: Credit risk is the risk that one or more fixed income securities in our portfolio will decline in price or fail to pay interest or principal when due as a result of a decline in the financial status of the issuer of the security. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer deteriorates. To the extent that the Fund invests in below investment grade securities, the Fund will be exposed to a greater amount of credit risk than a fund that only invests in investment grade securities. In addition, to the extent the Fund uses credit derivatives, such use will expose the Fund to additional risk in the event that the bonds underlying the derivatives default and/or the counterparty fails to perform. The degree of credit risk depends on the issuer's financial condition and on the terms of the securities.

Although the Fund expects to invest in investments that are directly or indirectly secured by collateral, the Fund may be exposed to losses resulting from default and foreclosure of any such investments in which the Fund has invested. Therefore, the value of underlying collateral, the creditworthiness of borrowers and the priority of liens are each of great importance in determining the value of the investments. No guarantee can be made regarding the adequacy of the protection of our security in the investments in which the Fund invests. Moreover, in the event of foreclosure or default, the Fund may assume direct ownership of any assets collateralizing such defaulted investments where we are the lender of record. The liquidation proceeds upon the sale of such assets may not satisfy the entire outstanding balance of principal and interest on such investments, resulting in a loss. Any costs or delays involved in the effectuation of processing foreclosures or liquidation of the assets collateralizing such investments will further reduce proceeds associated therewith and, consequently, increase possible losses. In addition, no assurances can be made that borrowers or third parties will not assert claims in connection with foreclosure proceedings or otherwise, or that such claims will not interfere with the enforcement of our rights.

34	www.yieldstreetalternativeincomefund.com

YieldStreet Alternative Income Fund	Notes to Consolidated Financial Statements
June 30, 2024 (Unaudited)

Investing involves the possibility of the Fund's investments being subject to potential losses arising from material misrepresentation or omission on the part of borrowers or issuers whose investments the Fund holds, either directly or indirectly through participation agreements. The investments may also be subject to fraudulent behavior by an originator, a joint venture partner, manager or other service provider. Such inaccuracy or incompleteness of representations or fraudulent behavior may adversely affect the valuation of our investments and, in the case of investments, may adversely affect the ability of the relevant investment to perfect or effectuate a lien on the collateral securing the loan. The quality of the Fund's investments is subject to the accuracy of representations made by the underlying issuers. The Fund will rely upon the accuracy and completeness of representations made by borrowers, issuers, originators, other counterparties, joint venture partners, managers and other service providers and cannot guarantee that the Fund will detect occurrences of fraud. Under certain circumstances, payments by borrowers or issuers to the Fund may be reclaimed if any such payment is later determined to have been a fraudulent conveyance or a preferential distribution.

Concentration Risk: To the extent that the Fund portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more vulnerable to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

Debt Securities Risk: When the Fund invests in debt securities, the value of an investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of debt securities. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Interest Rate Risk: Interest rate risk arises from the possibility that changes in interest rates will affect the value of financial instruments. The Fund may be exposed to risks associated with the effects of fluctuations in the prevailing levels of market interest rates on its financial position and cash flows. The Fund may be exposed to interest rate risk as a result of mismatches or gaps in the amounts of assets and liabilities that mature or reprice in a given period.

Liquidity Risk: The Fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the Fund may have to sell them at a loss.

Semi-Annual Report | June 30, 2024	35

YieldStreet Alternative Income Fund	Notes to Consolidated Financial Statements
June 30, 2024 (Unaudited)

Market Risk: Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. As with any investment whose performance is tied to these markets, the value of an investment in a fund will fluctuate, which means that an investor could lose money over short or long periods.

Money Market Fund Risk: The Fund may invest in underlying money market funds that either seek to maintain a stable $1.00 net asset value (“stable share price money market funds”) or that have a share price that fluctuates (“variable share price money market funds”). Although an underlying stable share price money market fund seeks to maintain a stable $1.00 net asset value, it is possible to lose money by investing in such a money market fund. Because the share price of an underlying variable share price money market fund will fluctuate, when a fund sells the shares it owns they may be worth more or less than what the fund originally paid for them. In addition, neither type of money market fund is designed to offer capital appreciation. Certain underlying money market funds may impose a fee upon the sale of shares or may temporarily suspend the ability to sell shares if such fund's liquidity falls below required minimums.

Prepayment and Extension Risk: Certain fixed-income securities are subject to the risk that the securities may be paid off earlier or later than expected, especially during periods of falling or rising interest rates, respectively. Prepayments of obligations could cause the Fund to forgo future interest income on the portion of the security's principal repaid early and force the Fund to reinvest that money at the lower prevailing interest rates. Extensions of obligations could cause the Fund to exhibit additional volatility and hold securities paying lower-than-market rates of interest. Either case could hurt the Fund's performance.

LIBOR: Holding of certain of our underlying investments may use a floating rate based on LIBOR. As of December 31, 2021, the United Kingdom Financial Conduct Authority (“FCA”) and LIBOR’s administrator, ICE Benchmark Administration, have ceased the publication of all non-U.S. dollar LIBOR and the one-week and two-month U.S. dollar LIBOR rates, and as of June 30, 2023, the FCA no longer publishes the remaining U.S. dollar LIBOR rates. Further, on March 15, 2022, the Consolidated Appropriations Act of 2022, which includes the Adjustable Interest Rate (LIBOR) Act, was signed into law in the United States. This legislation established a uniform benchmark replacement process for financial contracts that mature after June 30, 2023 (“Legacy Contracts”) that do not contain clearly defined or practicable fallback provisions.

The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators) now publishes the Secured Overnight Financing Rate (referred to as “SOFR”), which is their preferred alternative rate for U.S. dollar LIBOR. On February 27, 2023, the final rule in connection with this law became effective, establishing benchmark replacements based on SOFR and Term SOFR (a forward-looking measurement of market expectations of SOFR implied from certain derivatives markets) for applicable tough Legacy Contracts governed by U.S. law. Markets are in the process of developing in response to these new rates. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate, the Sterling Overnight Interbank Average Rate and SOFR, there has been no global consensus as to an alternative rate and the process for amending existing contracts or instruments to transition away from LIBOR remains incomplete.

36	www.yieldstreetalternativeincomefund.com

YieldStreet Alternative Income Fund	Notes to Consolidated Financial Statements
June 30, 2024 (Unaudited)

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect Fund performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting Fund performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition to alternative rates may be exacerbated if the work necessary to affect an orderly transition to an alternative reference rate is not completed in a timely manner.

Secured Loan Risk: Secured loans hold the most senior position in the capital structure of a borrower. Secured loans in most circumstances are fully collateralized by assets of the borrower. Thus, secured loans are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common shareholders. Substantial increases in interest rates may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements. The value of the Fund’s assets may also be affected by other uncertainties such as economic developments affecting the market for senior secured term loans or affecting borrowers generally. Moreover, the security for the Fund’s investments in secured loans may not be recognized for a variety of reasons, including the failure to make required filings by lenders, directors or other responsible parties and, as a result, the Fund may not have priority over other creditors as anticipated.

Secured loans may include restrictive covenants, which must be maintained by the borrower. The Fund may have an obligation with respect to certain senior secured term loan investments to make additional loans upon demand by the borrower. In general, loans unlike certain bonds, usually do not have call protection. This means that such interests, while having a stated term, may be prepaid, often without penalty. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a senior loan to be shorter than its stated maturity.

Secured loans typically will be secured by pledges of collateral from the borrower in the form of tangible and intangible assets. In some instances, the Fund may invest in secured debt that is secured only by stock of the borrower or its subsidiaries or affiliates. The value of the collateral may decline below the principal amount of the senior secured term loans subsequent to an investment by the Fund.

Reliance on Third-Parties and FDIC-Insured Banks to Process Transactions. The Fund relies on third-party and FDIC-insured depository institutions to process its transactions, including payments on investments and distributions to investors. If its third-party vendor and/or FDIC-insured bank that processes transactions, were no longer able to do so for any reason, the Fund would be required to transition such services. In such event, the Fund could experience significant delay in its ability to process payments timely and the investors' ability to receive distributions on the Interests will be delayed or impaired. Such events have occurred in the past and may occur again in the future.

Semi-Annual Report | June 30, 2024	37

YieldStreet Alternative Income Fund	Notes to Consolidated Financial Statements
June 30, 2024 (Unaudited)

NOTE 12. COMMITMENTS AND CONTINGENCIES

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers’ discretion. Unfunded loan commitments and funded portions of credit agreements are marked-to-market. At June 30, 2024, the Fund had unfunded commitments shown below:

Investment	As of June 30, 2024
9RPJ1 Partners, LP	$1,682,357
Choice Hotels -Cheyenne	4,067,419

NOTE 13. FINANCIAL HIGHLIGHTS

The following is a schedule of financial highlights for the period ended June 30, 2024.

Financial

					For the Period
					March 9, 2020
	For the Six	For the	For the	For the	(Commencement
	Months Ended	Year Ended	Year Ended	Year Ended	of Operations) to
	June 30, 2024	December 31,	December 31,	December 31,	December 31,
	(Unaudited)	2023	2022	2021	2020
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value -beginning of period	$9.18	$9.08	$9.65	$9.91	$10.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(a)	0.21	0.67	0.72	0.70	0.28
Net realized and unrealized gain/(loss) on investments	0.13	0.23	(0.49)	(0.16)	0.16
Total Income from Investment Operations	0.34	0.90	0.23	0.54	0.44

38	www.yieldstreetalternativeincomefund.com

YieldStreet Alternative Income Fund	Notes to Consolidated Financial Statements
June 30, 2024 (Unaudited)

					For the Period
					March 9, 2020
	For the Six	For the	For the	For the	(Commencement
	Months Ended	Year Ended	Year Ended	Year Ended	of Operations) to
	June 30, 2024	December 31,	December 31,	December 31,	December 31,
	(Unaudited)	2023	2022	2021	2020
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(0.21)	(0.59)	(0.40)	(0.70)	(0.25)
From tax return of capital	(0.15)	(0.21)	(0.40)	(0.10)	(0.28)
Total Distributions to Common Shareholders	(0.36)	(0.80)	(0.80)	(0.80)	(0.53)

Net asset value per common share -end of period	$9.16	$9.18	$9.08	$9.65	$9.91
Total Investment Return -Net Asset Value(b)	3.79%	10.19%	2.42%	5.66%	4.45%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$128,246	$125,123	$116,123	$95,487	$44,800
Total Expenses excluding current and deferred income tax expense and waivers	5.05%	3.70%	3.20%	4.69%	12.43	%(c)

Semi-Annual Report | June 30, 2024	39

YieldStreet Alternative Income Fund	Notes to Consolidated Financial Statements
June 30, 2024 (Unaudited)

									For the Period
									March 9, 2020
	For the Six		For the		For the		For the		(Commencement
	Months Ended		Year Ended		Year Ended		Year Ended		of Operations) to
	June 30, 2024		December 31,		December 31,		December 31,		December 31,
	(Unaudited)		2023		2022		2021		2020
Total Expenses excluding current and deferred income tax expense and including waivers	3.23%		2.04%		1.24%		1.25%		0.72	%(d)
Ratio of net investment income to average net assets excluding waiver, and excluding tax	2.87%		5.61%		5.75%		–%		–%
Total Expenses including current and deferred income tax expense and waivers(e)	5.39%		3.13%		2.25%		–%		–%
Ratio of taxes from consolidated subsidiaries entities to average net assets	2.21%		1.09%		1.02%		–%		–%
Ratio of net investment income to average net assets including waiver, and including tax	4.63	%(d)(e)	6.17	%(e)	6.70	%(e)	7.10	%(e)	3.45	%(d)(e)

Portfolio turnover rate	21	%(f)	86%		70%		46%		12	%(f)

(a)	Calculated using average common shares outstanding.
(b)	Total investment return is calculated assuming a purchase of a share at the opening on the first day and a sale at closing on the last day of the period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions, if any, and is not annualized.
(c)	These ratios to average net assets have been annualized except for the non-recurring organizational expenses which have not been annualized.
(d)	Annualized.
(e)	Includes current and deferred income taxes associated with each component of the Statement of Operations
(f)	Not annualized.

40	www.yieldstreetalternativeincomefund.com

YieldStreet Alternative Income Fund	Notes to Consolidated Financial Statements
June 30, 2024 (Unaudited)

NOTE 14. INDEMNIFICATIONS

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that may contain general indemnification clauses. The Fund’s maximum exposure under those arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

NOTE 15. SUBSEQUENT EVENTS

Management has evaluated subsequent events through the date of issuance of these financial statements and has determined that there are no subsequent events that require adjustment to, or disclosure in, the consolidated financial statements.

Semi-Annual Report | June 30, 2024	41

YieldStreet Alternative Income Fund	Additional Information
June 30, 2024 (Unaudited)

Portfolio Information. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s Forms N-PORT will be available on the SEC’s website at www.sec.gov. You may also obtain copies by calling the Fund at (844) 943-5378.

Proxy Information. The policies and procedures used to determine how to vote proxies relating to securities held by the Fund are available without charge, upon request, by calling (844) 943-5378, on the Fund’s website located at www.yieldstreetalternativeincomefund.com, and on the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available on Form N-PX by August 31 of each year without charge, upon request, by calling (844) 943-5378 and on the SEC’s website at www.sec.gov. The Fund's Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request, by calling (844) 943-5378.

42	www.yieldstreetalternativeincomefund.com

YieldStreet Alternative Income Fund	Privacy Policy
June 30, 2024 (Unaudited)

Notice of Privacy Policy and Practices. YieldStreet Alternative Income Fund Inc. (the “Fund”) is committed to maintaining the privacy of its stockholders and to safeguarding their non-public personal information. YieldStreet Inc., which wholly owns and controls the investment adviser of the Fund, YieldStreet Management, LLC, has adopted the privacy policy (the “Privacy Policy”) available at "https://yieldstreetalternativeincomefund.com/#privacy-policy." The Privacy Policy is also provided by YieldStreet Inc. on behalf of the Fund and serves as the Fund’s privacy policy.

Semi-Annual Report | June 30, 2024	43

YieldStreet Alternative Income Fund	Distribution Reinvestment Policy
June 30, 2024 (Unaudited)

Distribution Reinvestment Policy. The Fund has adopted a distribution reinvestment plan administered by DST Systems, Inc. (“Transfer Agent”), pursuant to which Fund shareholders may elect to have the full amount of their cash distributions (either income dividends or capital gains or other distributions (each, a “Distribution” and collectively, “Distributions”), net of any applicable U.S. withholding tax, reinvested in additional shares of the same class. The Board of Directors adopted an amended and restated DRP on February 19, 2021.

The Fund has adopted an “opt out” distribution reinvestment plan pursuant to which the full amount of each new stockholder’s cash distributions will be reinvested in additional shares unless you opt out of the plan by delivering a written notice to our reinvestment agent. If your shares are held by a broker or other financial intermediary and you wish to opt out of the plan, you should notify your broker or other financial intermediary. Current stockholders will not participate in the plan unless you have previously enrolled in, or if previously opted out, enroll in, the distribution reinvestment plan. Any distributions of our shares pursuant to the Fund's distribution reinvestment plan are dependent on the continued registration of our securities or the availability of an exemption from registration in the recipient’s home state. Participants in the Fund's distribution reinvestment plan are free to revoke their participation in the distribution plan within a reasonable time as specified in the plan. If you elect to no longer participate in the plan you will receive any distributions the Fund declares in cash. If our Board of Directors authorizes, and the Fund declares, a cash distribution, and you have not opted out of the plan, then you will have your cash distributions reinvested in additional shares, rather than receiving the cash distributions. During this offering, the Fund generally intends to coordinate distribution payment dates so that the same price that is used for the closing date immediately following such distribution payment date will be used to calculate the purchase price for purchasers under the distribution reinvestment plan. In such case, your reinvested distributions will purchase shares at a price equal to 100% of the price that shares are sold in the offering at the closing immediately following the distribution payment date. Shares issued pursuant to the Fund's distribution reinvestment plan will have the same voting rights as the Fund's shares offered pursuant to this prospectus. No commissions or fees will be assessed pursuant to the Fund's distribution reinvestment plan. You will be subject to income tax on the amount of any dividends you receive, even if you participate in the Fund's distribution reinvestment plan and do not receive such dividends in the form of cash.

If you wish to receive your distribution in cash, you must deliver a written notice to the Fund's reinvestment agent. If you are a registered stockholder, you will automatically have your entire distribution reinvested in shares and the reinvestment agent will set up an account for shares you acquire through the plan and will hold such shares in non-certificated form.

The Fund intends to use newly issued shares to implement the plan and determine the number of shares the Fund issue to you as follows:

•	To the extent the Fund’s shares are not listed on a national stock exchange or quoted on an over-the-counter market or a national market system (collectively, an “Exchange”):

o	during any period when the Fund is making a “best-efforts” public offering of the Fund’s shares, the number of shares to be issued to you shall be determined by dividing the total dollar amount of the distribution payable to you by a price equal to 100% of the price that the shares are sold in the offering at the closing immediately following the distribution payment date; and

44	www.yieldstreetalternativeincomefund.com

YieldStreet Alternative Income Fund	Distribution Reinvestment Policy
June 30, 2024 (Unaudited)

o	during any period when the Fund is not making a “best-efforts” offering of the Fund’s shares, the number of shares to be issued to you shall be determined by dividing the total dollar amount of the distribution payable to you by a price equal to the net asset value as determined by our Board of Directors.

•	To the extent the Fund’s shares are listed on an Exchange, the number of shares to be issued to you shall be determined by dividing the total dollar amount of the distribution payable to you by the market price per share of our shares at the close of regular trading on such Exchange on the valuation date fixed by the Board of Directors for such distribution.

There will be no sales charges to you if you elect to participate in the distribution reinvestment plan. The Fund will pay the reinvestment agent’s fees under the plan.

If you receive your ordinary cash distributions in the form of shares, you generally are subject to the same federal, state and local tax consequences as you would be had you elected to receive your distributions in cash. Your basis for determining gain or loss upon the sale of shares received in a distribution from us will be equal to the total dollar amount of the distribution payable in cash. Any shares received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the shares are credited to your account.

The Fund reserves the right to amend, suspend or terminate the distribution reinvestment plan. The Fund may terminate the plan upon notice delivered to you at least 30 days prior to any record date for the payment of any distribution by us. You may terminate your participation in the plan from within the YieldStreet Portal.

All correspondence concerning the plan should be directed to the reinvestment agent by electronic mail at YieldStreet Alternative Income Fund Inc., investments@yieldstreetalternativeincomefund.com or by telephone at (844) 943-5378.

The Fund has filed the complete form of our distribution reinvestment plan with the SEC as an exhibit to the registration statement of which this prospectus is a part. You may obtain a copy of the plan by request of the plan administrator or by contacting the Fund.

Semi-Annual Report | June 30, 2024	45

YieldStreet Alternative Income Fund Inc.	Board Considerations Regarding Approval of Investment Advisory Agreements
June 30, 2024 (Unaudited)

On May 14, 2024, the Board of Directors (the “Board”) of Yieldstreet Alternative Income Fund Inc. (the “Fund”), including the directors who are not “interested persons” of the Fund (the “Independent Directors”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), met in person (the “Meeting”) to discuss, among other things, the continuance of the investment advisory agreement between Yieldstreet Management, LLC (“Yieldstreet” or the “Adviser”) and the Fund (the “Advisory Agreement”).

In advance of the Meeting, the Board requested and received from the Adviser information about the Fund and the Advisory Agreement, certain portions of which are discussed below. Prior to their approvals, the Independent Directors had the opportunity to review the materials provided and met privately without representatives of the Adviser present. The Board also received a memorandum from Fund counsel discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed approval of the Advisory Agreement.

In assessing the Advisory Agreement, the Directors evaluated and weighed several considerations that they believed to be relevant in light of the legal advice furnished to them by Fund counsel and made a decision in the exercise of their own business judgment. They considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Directors did not identify any particular factor that was controlling, and each Director may have attributed different weights to the various factors. The summaries below do not identify all the matters considered by the Board, but provide a summary of the principal matters the Board considered.

Following its review and consideration, the Board, including the Independent Directors, determined that the terms of the Advisory Agreement were reasonable and that the approval of it was in the best interests of the Fund and its shareholders. The Board, including all the Independent Directors, unanimously approved the continuance Advisory Agreement for an additional one-year term.

Consideration and Approval of Continuation of Investment Advisory Agreement

Materials Reviewed and the Review Process:

Prior to approving the continuation of the Fund’s existing Advisory Agreement, the Independent Directors had requested and had been provided with detailed materials relating to the Fund, the Adviser and the Advisory Agreement. The materials, among other things, included information about the Adviser’s business; information regarding the background and experience of relevant personnel providing services to the Fund; information about the advisory, administrative and other material services rendered by the Adviser or its affiliates to the Fund, including information about the Adviser’s portfolio management process; information comparing the investment advisory fees, total expenses and performance of the Fund to those of a group of comparable funds; an analysis of the profitability of the Adviser’s overall relationship with the Fund; and information about the Adviser’s policies and procedures, including its overall program for compliance and risk management and the Adviser’s process for monitoring and evaluating work performed by third party service providers.

46	www.yieldstreetalternativeincomefund.com

YieldStreet Alternative Income Fund Inc.	Board Considerations Regarding Approval of Investment Advisory Agreements
June 30, 2024 (Unaudited)

Factors Considered:

Nature, Extent and Quality of the Services: The Directors received and considered information regarding the nature, extent and quality of services provided to the Fund under the existing Advisory Agreement. The Directors reviewed and considered the research and decision-making processes utilized by the Adviser, including the methods adopted to seek to achieve the Fund’s investment objectives in a manner consistent with the Fund’s policies and restrictions. The Directors considered the background and experience of the Adviser’s personnel, including the qualifications, background and responsibilities of the key investment personnel responsible for servicing the Fund. The Directors considered, among other things, information provided to the Board with respect to Yieldstreet’s business, leadership and financial condition, the level of commitment to the Fund by the Adviser and its principals, the various investment strategies employed by the Adviser in the Fund’s portfolio and portfolio risk management process. The Board also considered the Adviser’s responsibilities and role in overseeing the Fund’s sub-adviser, which manages a portion of the Fund’s overall portfolio. The Board agreed that they were satisfied with the nature, extent, and quality of services rendered by the Adviser under the Advisory Agreement.

Performance: The Directors reviewed performance information for the Fund’s shares for the year-to-date, 1-year, 3-year and since-inception periods through March 31, 2024 compared to the performance of comparable registered closed-end investment companies with a similar investment objective and strategy over the same periods. The Directors noted that the Fund’s performance was within the range of its peers for the year-to-date period, but had underperformed its peers over the 1-year and 3-year periods. In considering the Fund’s performance compared to its peers, the Board noted that the Fund differed from its peers in terms of the magnitude of assets under management, timing of inception, investor accreditation and nuances of strategy, and that such differences meant that a peer group comparison was imperfect. The Directors considered the Fund’s recent performance trajectory and the ability of the Adviser to evaluate and selectively invest in debt securities and other credit instruments that will help the Fund realize its stated investment objectives of generating income and preserving capital. After consideration of the short and long-term investment performance of the Fund, the Adviser’s experience in managing the Fund, the continuity of the Adviser’s personnel and other factors, the Board concluded that the investment performance of the Fund and the Adviser was consistent with the Fund’s investment objective and policies and therefore satisfactory.

Costs of Services and Profits to the Adviser: The Board considered the total expense ratio of the Fund and the management fees paid to the Adviser, noting that the Fund’s management fee of 1.00% of the Fund’s net assets excluding cash and cash equivalents, was the second lowest among the funds in its peer group, notwithstanding that certain funds within the peer group were significantly larger than the Fund. The Board noted that to the extent that the Fund holds cash and/or cash equivalents, the management fee as a percentage of average net assets attributable to common shares will be lower than 1.00% and observed that for the fiscal year ended December 31, 2023, the Fund’s management fee as a percentage of average net assets attributable to common shares was 0.87%. The Board noted further that the Adviser does not collect performance-based fees in addition to the management fee, and that the subadvisory fee paid to the Fund’s sub-adviser was paid directly by the Adviser and not borne separately by the Fund.

Semi-Annual Report | June 30, 2024	47

YieldStreet Alternative Income Fund Inc.	Board Considerations Regarding Approval of Investment Advisory Agreements
June 30, 2024 (Unaudited)

The Board also considered the Fund’s expense ratio compared to the expense ratios of its peers. The Board reviewed comparative expense data for the Fund and its peers and observed that the Fund’s expense ratio was higher than those of the Fund’s peers but noted that the Fund’s expense ratio includes estimated interest payments on borrowed funds as well as current and deferred income taxes from the Fund’s consolidated subsidiaries. The Board also considered the Adviser’s prior payment of startup costs for the Fund and other administrative expenses that had been borne or otherwise reimbursed by the Adviser. The Board considered that the Adviser is not yet profiting from its relationship with the Fund.

After consideration of the foregoing, the Board found that the fees and expenses of the Fund, in light of the nature and quality of the services provided, amount of assets under management, costs associated with implementing and monitoring the Fund’s investment strategy and other factors, as well as the reality that the Adviser was not yet profiting from its relationship with the Fund, were fair and reasonable.

Economies of Scale: The Board considered whether economies of scale could be achieved as the Fund grows and whether the Adviser’s fee reflects any such economies of scale in a manner that is fair and reasonable and beneficial for the Fund’s investors. The Board considered the Adviser’s efforts to create efficiencies and lower the costs of their audit, valuation, and legal services. Following further discussion of the Fund’s asset levels, expectations for growth and level of fees, the Board determined that the Adviser’s fee was fair and reasonable when considering the Fund’s asset levels and economies of scale.

Other Benefits to the Adviser: The Directors reviewed and considered any incidental benefits derived or to be derived by the Adviser from its relationship with the Fund. They considered that the Fund has increased participation on the Adviser’s platform and objective of providing access to various alternative asset classes managed by the Adviser.

Conclusion:

Having requested and reviewed such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, the Directors concluded that the compensation of the Adviser was appropriate under the Advisory Agreement and the continuance of the Advisory Agreement was in the best interests of the Fund and its shareholders.

48	www.yieldstreetalternativeincomefund.com

Yieldstreet

Yieldstreet Alternative Income Fund, Inc.

Copyright © 2024 Yieldstreet Alternative Income Fund, Inc.
All Rights Reserved

(b)           Not applicable.

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Investments.

(a)           The Registrant’s full schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)           Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

A statement regarding the basis for approval of the Fund’s investment advisory contracts is included as part of the Report to Stockholders filed under Item 1 of this report.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)           Not applicable to this filing.

(b)           As of the filing of this semi-annual report, the individuals who currently have primary responsibility for management of the Registrant include Mark Hale and John Kouretas of Prytania Investment Advisors LLP, the Fund’s sub-adviser.

Mark Hale. Mr. Hale has been Chief Investment Officer of Prytania from the founding of the firm in 2003 and is responsible for oversight of all portfolios, which include CLOs, ABS, public and private credit. Mark has spent over thirty-eight years in the financial industry, the last twenty-seven years investing on the buy-side. Before joining Prytania, Mark constructed and managed portfolios of ABS and CDOs, at Ansbacher & Co., alongside managing money market funds, investment grade, high-yield and emerging market funds for the bank and its clients. Mark began his career as a financial analyst and economist at the Bank of England and was later responsible for economic and investment strategy at several securities houses covering cash and derivative products in debt, equity, foreign exchange, and commodity markets. Mark holds an MA in Economics with First Class honours from the University of Cambridge.

John Kouretas. Mr. Kouretas joined Prytania in 2006 as an Investment Analyst, after completing his postgraduate studies. John received an MEng in Civil Engineering from Democritus University of Thrace (Greece), an MSc in Operational Research from Lancaster University, an MSc in Finance from Imperial College London and an MBA from University of Oxford. John was appointed a Portfolio Manager in 2022 and his areas of specialism include: CLOs, CMBS, CRE CDOs and TruPS.

Other Accounts Managed

The following table identifies, as June 30, 2024: (i) the number of registered investment companies, other pooled investment vehicles and other accounts managed by the applicable portfolio manager; (ii) the total assets of such companies, vehicles and accounts; and (iii) the number and total assets of such vehicles and accounts that are subject to an advisory fee based on performance.

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in millions)
Mark Hale
Other Pooled Investment Vehicles	2	108	1	16
Other Accounts	8	63	3	45
Registered Investment Companies	1	20
John Kouretas
Other Pooled Investment Vehicles	2	108	1	16
Other Accounts	4	14
Registered Investment Companies	1	20

Portfolio Managers’ Material Conflicts of Interest

Each of the portfolio managers listed above may serve as an officer, director, or principal of entities that operate in the same or related lines of business as the Fund does or of investment funds managed by the Fund’s adviser, the sub-adviser and/or their affiliates. Accordingly, each may have obligations to investors in those entities that may require him or her to devote time to services for other entities, which could interfere with the time available to provide services to us. In addition, although other investment funds managed by the Fund’s adviser and/or sub-adviser or their affiliates may have different primary investment objectives than we do, they may from time to time invest in asset classes similar to those targeted by us. Neither the adviser, sub-adviser, nor any of their affiliates are restricted from raising an investment fund with investment objectives similar to ours. Furthermore, we may not be given the opportunity to participate in certain investments made by such entities.

As a result of the arrangements described above, there may be times when one or more of our portfolio managers may have interests that differ from those of our stockholders, giving rise to a conflict of interest.

Compensation Overview of Investment Professionals Employed by the Adviser and Sub-Adviser

The discussion below describes the compensation of the portfolio managers listed above.

No portfolio manager receives any direct compensation from the Fund in connection with the management of the Fund’s portfolio.

The specific form of compensation of the sub-adviser’s investment professionals may include a variety of components and may vary from year to year based on a number of factors. Specifically, a particular investment professional employed by the sub-adviser may also receive all or some combination of a salary and a bonus.

Base Compensation

Generally, when a particular investment professional receives base compensation it is based on their individual seniority and their position within the applicable firm.

Discretionary Compensation

In addition to base compensation, a particular portfolio manager may receive discretionary compensation from their applicable firm. Discretionary compensation may be based on individual seniority and contribution.

Securities Ownership

As of June 30, 2023, neither Mr. Hale nor Mr. Kouretas beneficially owned equity securities of the Fund.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
1/1/2024-6/30/2024	1,226,889	$9.15	1,226,889	N/A

Item 15.  Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which the stockholders may recommend nominees to the Registrant’s Board of Directors have been implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)           Not applicable.

(b)           Not applicable.

Item 19. Exhibits.

(a)(1)	Not applicable to this filing.

(a)(2)	A separate certification for the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)), are attached hereto as Ex99302.Cert.

(a)(3)	Not applicable. There were no solicitations to purchase securities under Rule 23c-1 under the 1940 Act sent or given during the period covered by this report by or on behalf of the Registrant.

(a)(4)	Not applicable.

(b)	The certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the 1940 Act, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	YieldStreet Alternative Income Fund Inc.

By (Signature and Title)	/s/ Michael Weisz
Michael Weisz, Chief Executive Officer
(Principal Executive Officer)

Date:	September 5, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.

By (Signature and Title)	/s/ Michael Weisz
Michael Weisz, Chief Executive Officer
(Principal Executive Officer)

Date:	September 5, 2024

By (Signature and Title)	/s/ Stephen Ferrara
Stephen Ferrara , Chief Financial Officer and Treasurer
(Principal Financial Officer)

Date:	September 5, 2024